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                                                                    EXHIBIT 23.2

                         Independent Auditors' Consent

The Board of Directors
First State Bancorporation:

We consent to the use of our reports incorporated herein by reference in the prospectus.

/s/ KPMG LLP
KPMG LLP

Albuquerque, New Mexico
December 8, 1999